UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2005

BEACON POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-16171 (Commission File Number)	04-3372365 (IRS Employer Identification No.)
234 BALLARDVALE STREET WILMINGTON, MA (Address of Principal Executive Offices)	01887 (Zip Code)
Registrant's telephone number, including area code: 978-694-9121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 10, 2005, the Company issued a press release announcing that it had entered into an agreement. A copy of such press release is filed as Exhibit 99.1, and a copy of the agreement is filed as Exhibit 10.1, to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Agreement between Beacon Power Corporation and New York State Energy Research and Development Authority, dated as of January 31, 2005.

99.1	Press release of Beacon Power Corporation dated February 10, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Date: February 14, 2005	By:___/s/ F. William Capp_____________
Name: F. William Capp
Title: President and Chief Executive Officer

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